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                                                                    EXHIBIT 4.1

                                     PCTEL

      [LOGO APPEARS HERE]                            [LOGO APPEARS HERE]


  INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
   OF THE STATE OF DELAWARE                           CUSIP  89325Q 10 5



        THIS CERTIFIES THAT



  is the record holder of


   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF


================================ PCTEL, Inc. ===================================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


          DATED:



           /s/   Wen-Liang Hsu                        /s/   Peter C. Chen

      Vice President of Engineering         Chairman and Chief Executive Officer
              and Secretary




                            (PCTEL CORPORATE SEAL)




                                        COUNTERSIGNED AND REGISTERED:
                                           NORWEST BANK MINNESOTA, N.A.,
                                                   TRANSFER AGENT AND REGISTRAR


                                        BY




                                                   AUTHORIZED SIGNATURE


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                                 PC-TEL, Inc.

        The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences, and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, insofar as the same shall have been fixed, and of the authority of the Board of Directors to designate any preferences, rights and limitations of any wholly unissued series. Any such request should be directed to the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviatuins, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

        TEN COM -- as tenants in common                         UNIF GIFT MIN ACT --             Custodian
        TEN ENT -- as tenants by the entireties                                     -------------         -------------
        JT TEN  -- as joint tenants with right of                                      (CUST)                (MINOR)
                   survivorship and not as tenants                                  under Uniform Gifts to Minors
                   in common                                                        Act
                                                                                       --------------------------------
                                                                UNIF TRF MIN ACT --         Custodian (until age       )
                                                                                   ---------                    -------
                                                                                    (CUST)
                                                                                   -------------under Uniform Transfers
                                                                                       (Minor)

                                                                                   to Minors Act
                                                                                                -----------------------
                                                                                                        (State)


                              Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,                                  hereby sell, assign and transfer unto
                           ---------------------------------

        PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
        --------------------------------------
        |                                    |
        |                                    |
        --------------------------------------


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                             (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                                                                              Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                            Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated
     ------------------------------------

                                                        X
                                                         -------------------------------------------------------------------

                                                        X
                                                         -------------------------------------------------------------------
                                                 NOTICE, THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                                         AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                         WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By
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THE SIGNATURE(S) MUST BE GUARANTEE BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
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